SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

                         -------------------------------

                        Date of Report: November 21, 2000



                             THE QUAKER OATS COMPANY
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            (Exact name of registrant as specified in its charter)

New Jersey                               1-12                   36-1655315
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


Quaker Tower P.O. Box 049001 Chicago, Illinois                  60604-9001
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:           (312) 222-7111
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Item 5.     Other Events.
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In contemplation of The Quaker Oats Company, a New Jersey corporation
("Quaker"), entering into a merger agreement (the "Potential Merger Agreement") with The Coca-Cola Company, a Delaware corporation ("Coke"), Quaker and Harris Trust and Savings Bank (the "Rights Agent") entered into Amendment No. 1 to Rights Agreement dated as of November 21, 2000 ("Amendment No. 1 to Rights Agreement") amending the Rights Agreement, dated as of May 8, 1996, between Quaker and the Rights Agent (the "Rights Agreement") in order to amend Section 1(a) of the Rights Agreement to provide that neither Coke, nor any of its Affiliates (as defined in the Rights Agreement) will become an Acquiring Person (as defined in the Rights Agreement), and that no Triggering Event, Distribution Date or Shares Acquisition Date (each as defined in the Rights Agreement) will occur, as a result of the execution of the Potential Merger Agreement or the consummation of the transactions contemplated thereby.

In connection with the Agreement and Plan of Merger (the "Pepsi Merger Agreement"), dated as of December 2, 2000, among PepsiCo, Inc., a North Carolina corporation ("Pepsi"), BeverageCo, Inc., a New Jersey corporation and Quaker, Quaker and the Rights Agent entered into Amendment No. 2 to Rights Agreement dated as of December 2, 2000 ("Amendment No. 2 to Rights Agreement") amending the Rights Agreement in order to, among other things, rescind Amendment No. 1 to Rights Agreement and amend Section 1(a) of the Rights Agreement to provide that neither Pepsi, nor any of its Affiliates (as defined in the Rights Agreement) will become an Acquiring Person (as defined in the Rights Agreement), and that no Triggering Event, Distribution Date or Shares Acquisition Date (each as defined in the Rights Agreement) will occur, as a result of the execution of the Pepsi Merger Agreement or the consummation of the transactions contemplated thereby.

Copies of Amendment No. 1 to Rights Agreement and Amendment No. 2 to Rights Agreement were filed as Exhibits 1 and 2, respectively, to Quaker's Form 8-A/A filed with the Securities and Exchange Commission on December 5, 2000 and are incorporated herein by reference. The foregoing description of Amendment No. 1 to Rights Agreement and Amendment No. 2 to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to Rights Agreement and Amendment No. 2 to Rights Agreement.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

      (99.1) Amendment No. 1 to Rights Agreement, dated as of November 21, 2000, between The Quaker Oats Company and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 1 to Quaker's 8-A/A filed on December 5, 2000).

      (99.2) Amendment No. 2 to Rights Agreement, dated as of December 2, 2000, between The Quaker Oats Company and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 2 to Quaker's 8-A/A filed on December 5, 2000).
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE QUAKER OATS COMPANY



                                       By: /s/ John G. Jartz
                                           ------------------------------------
                                           Name:  John G. Jartz
                                           Title: Senior Vice President



Date:    December 5, 2000

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                                  EXHIBIT INDEX

Exhibit No.               Description
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99.1                      Amendment No 1 to Rights Agreement, dated as of
                          November 21, 2000, between The Quaker Oats Company and
                          Harris Trust and Savings Bank, as Rights Agent
                          (incorporated by reference to Exhibit 1 to Quaker's
                          8-A/A filed on December 5, 2000).


99.2 Amendment No 2 to Rights Agreement, dated as of December 2, 2000, between The Quaker Oats Company and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 2 to Quaker's 8-A/A filed on December 5, 2000).